United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 15, 2021

Date of Report (Date of earliest event reported)

Lakeshore Acquisition I Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	333-255174	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite A-2F, 555 Shihui Road, Songjiang District, Shanghai, China	201100
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 13816100700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	LAAA	The Nasdaq Capital Market
Warrants	LAAAW	The Nasdaq Capital Market
Units	LAAAU	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 8.01. Other Events.

On June 15, 2021, Lakeshore Acquisition I Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 5,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”) and three-quarters of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $50,000,000.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) in which the Sponsor, Polar Multi-Strategy Master Fund, MAZ Partners LP and Myda SPAC Select, LP, and the representatives and certain of their affiliates purchased 250,000 private units (the “Private Placement Units”) at a price of $10.00 per Private Unit, generating total proceeds of $2,500,000. The Private Placement Units are identical to the Units sold in the IPO except that the Private Placement Units are subject to transfer restrictions. The Private Placement Units may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of our initial business combination. The holders of the Private Placement Units were granted certain demand and piggyback registration rights in connection with the Private Placement. The Private Placement Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

As of June 15, 2021, a total of $50,000,000 of the net proceeds from the IPO and the Private Placement was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of June 15, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the sale of the Private Placement Units has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet as of June 15, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2021

LAKESHORE ACQUISITION I CORP.

By:	/s/ Bill Chen
Name:	Bill Chen
Title:	Chief Executive Officer